SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 29, 2004

                                CERUS CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                      0-21937                   68-0262011
(State of jurisdiction)       (Commission File No.)          (IRS Employer
                                                           Identification No.)


                               2411 Stanwell Drive
                            Concord, California 94520
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 288-6000

Item 5.  Other Events.

On July 29, 2004, Cerus Corporation (the "Company") announced its financial results for its second quarter ended June 30, 2004. A copy of the Company's press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)   Exhibits

     Exhibit
     Number          Description of Exhibit
     -------         ----------------------
     99.1            Press Release, dated July 29, 2004, entitled "Cerus
                     Corporation Announces Second Quarter Results."


Item 12. Results of Operations and Financial Condition.


On July 29, 2004, the Company announced its financial results for its second quarter ended June 30, 2004 and conducted a publicly-available conference call discussing those results. A copy of the Company's press release is attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CERUS CORPORATION


Dated: July 29, 2004                           By: /s/ Gregory W. Schafer
                                                   -----------------------------
                                                   Gregory W. Schafer
                                                   Vice President, Finance and
                                                   Chief Financial Officer

                                Index to Exhibits


Exhibit
Number       Description of Exhibit
-------      -------------------------------------------------------------------
99.1         Press Release, dated July 29, 2004, entitled "Cerus Corporation
             Announces Second Quarter Results."